Investor Presentation Second Quarter 2020 Exhibit 99.2

Information Related to Forward-Looking Statements Statements concerning interest rates, portfolio allocation, financing costs, portfolio hedging, prepayments, dividends, book value, utilization of loss carryforwards, any change in long-term tax structures (including any REIT election), use of equity raise proceeds and any other guidance on present or future periods constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the uncertainty and economic impact of the ongoing coronavirus (COVID-19) pandemic and the measures taken by the government to address it, including the impact on our business, financial condition, liquidity and results of operations due to a significant decrease in economic activity and disruptions in our financing operations, among other factors, changes in interest rates, increased costs of borrowing, decreased interest spreads, credit risks underlying the Company’s assets, especially related to the Company’s mortgage credit investments, changes in political and monetary policies, changes in default rates, changes in prepayment rates and other assumptions underlying our estimates related to our projections of future core earnings, changes in the Company’s returns, changes in the use of the Company’s tax benefits, the Company’s ability to qualify and maintain qualification as a REIT, changes in the agency MBS asset yield, changes in the Company’s monetization of net operating loss carryforwards, changes in the Company’s investment strategy, changes in the Company’s ability to generate cash earnings and dividends, preservation and utilization of the Company’s net operating loss and net capital loss carryforwards, impacts of changes to and changes by Fannie Mae and Freddie Mac, actions taken by the U.S. Federal Reserve, the Federal Housing Finance Agency and the U.S. Treasury, availability of opportunities that meet or exceed the Company’s risk adjusted return expectations, ability and willingness to make future dividends, ability to generate sufficient cash through retained earnings to satisfy capital needs, and general economic, political, regulatory and market conditions. These and other material risks are described in the Company's most recent Annual Report on Form 10-K and any other documents filed by the Company with the SEC from time to time, which are available from the Company and from the SEC, and you should read and understand these risks when evaluating any forward-looking statement. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect the Company. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Contents SECTION SLIDE NUMBER Company Snapshot Slide 3 Q2 2020 Financial Results and Portfolio Update Slide 6 Additional Market Data and Financial Information Slide 17

COMPANY SNAPSHOT

Publicly Traded Capital Class A Common Stock Ticker: AI Exchange: NYSE Market Capitalization: $103 million (1) Senior Notes Due 2023 Ticker: AIW Exchange: NYSE Per Annum Interest Rate: 6.625% Current Strip Yield per Annum: 8.71%(1)(2) Maturity Date: May 1, 2023 Senior Notes Due 2025 Ticker: AIC Exchange: NYSE Per Annum Interest Rate: 6.75% Current Strip Yield per Annum: 9.11%(1)(2) Maturity Date: March 15, 2025 Series B Cumulative Perpetual Redeemable Preferred Stock Ticker: AI PrB Exchange: NYSE Per Annum Dividend Rate: 7.00% Payable Quarterly Current Strip Yield per Annum: 10.08%(1)(2) As of July 28, 2020. Source: Bloomberg Series C Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock Ticker: AI PrC Exchange: NYSE Per Annum Dividend Rate: 8.25% Payable Quarterly Current Strip Yield per Annum: 10.99%(1)(2)

Company Snapshot Real estate investment trust (“REIT”) focused primarily on mortgage assets Internally-managed Selectively and opportunistically allocate investable capital among the following current investment strategies: Agency MBS Highly liquid residential MBS that carry a credit guarantee from Fannie Mae, Freddie Mac or Ginnie Mae Mortgage Credit Investments Includes MBS or mortgage loans secured by residential or commercial real property, securities or loans collateralized by mortgage servicing rights, or other mortgage related investments NYSE Ticker AI Share Price (7/28/20) $2.93 Book Value Per Common Share (6/30/20) $5.63 GAAP Net Income per Diluted Share (Q2 ‘20) $0.26 Non-GAAP Core Operating Income per Diluted Share (Q2 ‘20) (1) $0.01 Mortgage Investment Portfolio (6/30/20) $651 million Investable Capital (6/30/20) (2) $313 million A reconciliation of non-GAAP core operating income to GAAP net income (loss) available (attributable) to common stock is provided on slide 22. Investable capital represents shareholders’ equity plus long-term unsecured debt. Arlington Asset Investment Corp. Summary

Q2 2020 FINANCIAL RESULTS AND PORTFOLIO UPDATE

Q2 2020 Financial Highlights $0.26 GAAP net income per diluted common share $0.01 non-GAAP core operating income (1) per diluted common share $5.63 book value per common share as of June 30, 2020 Increase of 6.6% from $5.28 as of March 31, 2020 1.2 to 1 “at risk” short-term secured financing to investable capital ratio (2) as of June 30, 2020 Decrease from a 1.5 to 1 ratio as of March 31, 2020 and an 8.7 to 1 ratio as of December 31, 2019 The Company did not declare a second quarter common stock dividend Enabled the Company to maintain liquidity during continued volatility in market conditions related to the COVID-19 pandemic A reconciliation of non-GAAP core operating income to GAAP net income (loss) available (attributable) to common stock is provided on slide 22. Calculated the ratio of the sum of repurchase agreement financing, net payable or receivable for unsettled securities, net contractual forward price of TBA commitments less cash and cash equivalents compared to investable capital. Investable capital is calculated as the sum of stockholders’ equity and long-term unsecured debt.

Investment Portfolio Allocation as of June 30, 2020 Investable capital allocated to mortgage credit assets is calculated as non-agency MBS plus mortgage loans less the short-term secured debt collateralized buy such assets less cash available to satisfy repurchase agreements collateralized by non-agency MBS. Remaining investable capital is allocated to agency MBS Calculated as [short-term secured financing collateralized by MBS +(-) net payable (receivable) for unsettled securities – allocated cash] divided by the allocated investable capital. Asset Allocation Investable Capital Allocation

As of June 30, 2020 $502 Million Fair Value As of March 31, 2020 $645 Million Fair Value Agency MBS Investment Portfolio Allocation Specified Pool vs. TBA Allocation (1) Includes the fair value of the agency MBS underlying forward-settling “to-be-announced (“TBA”) purchase or sale commitments that are accounted for as derivative instruments in accordance with GAAP. The difference between the contractual forward price of the Company’s TBA commitments and the fair value of the underlying MBS is reflected on the Company’s consolidated balance sheets as a component of “derivative assets, at fair value” or “derivative liabilities, at fair value.” By Fixed Coupon Rate (1) As of March 31, 2020 As of June 30, 2020

Specified Agency MBS Yield Performance Historical Quarterly Prepayments (2) and GAAP Asset Yield Performance Q2 2020 GAAP Prepayments and Asset Yield Performance (dollars in thousands) Unpaid principal balance. CPR of equivalent TBA eligible calculated as the average of the outstanding population of all Fannie Mae TBA eligible MBS weighted based on the contractual maturity and coupon composition of AI’s monthly investment portfolio.

Agency MBS Portfolio Weighted Average Statistics Includes interest expense incurred from repurchase agreement financing and net interest income earned or expense incurred from interest rate swaps. Excludes the economic cost or benefit of hedging instruments other than interest rate swaps. Calculated as the total of the following, expressed as an annualized percentage of the total agency MBS weighted average cost basis for the period: GAAP interest income from agency MBS, plus TBA dollar roll income, less agency MBS repurchase agreement interest expense, less interest rate swap net interest expense.

Hedging Update Interest Rate Swaps as of June 30, 2020 (dollars in thousands) Duration is calculated based upon each interest rate swap’s “DV01” (a valuation metric illustrating the dollar value of a one basis point increase in interest rates) as reported by the Chicago Mercantile Exchange, the clearinghouse through which those instruments were centrally cleared. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner. Q2 2020 Interest Rate Swap Activity

Mortgage Credit Investment Update As of June 30, 2020 $149 Million Fair Value As of March 31, 2020 $77 Million Fair Value Mortgage Credit Investments as of June 30, 2020 (dollars in thousands) For mortgage credit investments in securities, includes contractual accrued interest receivable.

Financing Update Six counterparties with access to 19 total counterparties Less than 10% of equity-at-risk with any one counterparty 5.5% of equity-at-risk with largest counterparty 13.3% of equity-at-risk with five largest counterparties Diversified Funding Sources As of June 30, 2020 (dollars in thousands) The Company’s MBS repo agreements generally have one-month terms while the Company receives three-month LIBOR on its interest rate swaps Increases in the spread between three- and one-month LIBOR generally positively impact the Company’s economic funding costs (and vice versa) Agency MBS Repo Rate vs. One-Month LIBOR One-Month vs. Three-Month LIBOR The spread of repo financing rates over one-month LIBOR has increased in recent quarters Includes $28,563 at sale price of unsettled agency MBS sale commitments which are included in “sold securities receivable” on the Company’s balance sheet.

Non-GAAP Core Operating Income (1) Core operating income and economic net interest income are non-GAAP financial measures. These non-GAAP measures are used by management to evaluate the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as assist with the determination of the appropriate level of periodic dividends to stockholders. The Company believes that non-GAAP core operating income and economic net interest income assist investors in understanding and evaluating the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as its earnings capacity. A limitation of utilizing these non-GAAP financial measures is that the effect of accounting for “non-core” events or transactions in accordance with GAAP does, in fact, reflect the financial results of our business and these effects should not be ignored when evaluating and analyzing our financial results. The Company believes that net income and comprehensive income determined in accordance with GAAP should be considered in conjunction with non-GAAP core operating income and economic net interest income. A reconciliation of non-GAAP core operating income to GAAP net income (loss) available (attributable) to common stock is provided on slide 22. Non-GAAP Core Operating Income Per Diluted Share Rollforward – Q2 2020 vs. Q1 2020

Book Value Per Share Rollforward Calculated based upon weighted average diluted shares outstanding during the quarter. Excludes TBA dollar roll income, which is included in non-GAAP core operating income. Excludes net interest income or expense incurred from interest rate swap agreements, which is included in non-GAAP core operating income.

ADDITIONAL MARKET DATA AND FINANCIAL INFORMATION

Market Data (1)(2) 30-Year FNMA fixed rate price information is provided for illustrative purposes only and represents generic FNMA TBA prices and is not meant to be reflective of securities held by the Company. Source: Bloomberg

Well Matched Hedging Can Protect Profitability in Agency MBS Though Various Rate Environments Net interest margin fluctuates based on economic and U.S. Federal Reserve cycles The Company utilizes interest rate swaps to attempt to lock into cost of funds for a defined period Agency mortgage principal repayments are reinvested at then-current investment spreads Agency mortgage investment spreads have historically never been negative even in periods of inverted U.S. Treasury yield curves Historical Agency MBS Investment Spread and Related Data 149 bps 3/31 – 72 bps 6/30 – 109 bps 7/28 – 98 bps 3/31 – 42 bps 6/30 – 51 bps 7/28 – 45 bps

Balance Sheet Represents shares of common stock outstanding plus vested restricted stock units convertible into common stock less unvested restricted common stock. Book value per common share is calculated as total equity less the preferred stock liquidation preference divided by common shares outstanding. Calculated as the sum of repurchase agreement financing, plus (less) any net payable (receivable) for unsettled securities, plus the net contractual forward price of TBA commitments, less cash compared to shareholders’ equity plus long-term unsecured debt.

Statement of Comprehensive Income

Non-GAAP Core Operating Income Reconciliation (1) Core operating income and economic net interest income are non-GAAP financial measures. These non-GAAP measures are used by management to evaluate the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as assist with the determination of the appropriate level of periodic dividends to stockholders. The Company believes that non-GAAP core operating income and economic net interest income assist investors in understanding and evaluating the financial performance of the Company’s long-term investment strategy and core business activities over periods of time as well as its earnings capacity. A limitation of utilizing these non-GAAP financial measures is that the effect of accounting for “non-core” events or transactions in accordance with GAAP does, in fact, reflect the financial results of our business and these effects should not be ignored when evaluating and analyzing our financial results. The Company believes that net income and comprehensive income determined in accordance with GAAP should be considered in conjunction with non-GAAP core operating income and economic net interest income. Core operating income for the third quarter of 2019 excludes a non-recurring expense related to a one-time out-of-period payment made in that period for a business, professional and occupation license tax from Arlington County, Virginia for the 2018 tax year. Reconciliation of GAAP Net Income to Non-GAAP Core Operating Income

Duration is derived from the Citi’s “The Yield Book,” a third-party model. Duration is a measure of how much the price of an asset or liability is expected to change if interest rates move in a parallel manner and is dependent upon several subjective inputs and assumptions. Actual results could differ materially from these estimates. In addition, different models could generate materially different estimates using similar inputs and assumptions. Total liability and hedge duration is expressed in asset units. Excludes unsecured debt. Excludes repurchase agreements collateralized by agency MBS sold as of June 30, 2020 that settled after quarter-end. Interest rate sensitivity of MBS and TBA commitments is derived from The Yield Book, a third-party model. Actual results could differ significantly from these estimates. Interest rate sensitivity is based on assumptions resulting in certain limitations, including (i) an instantaneous shift in rates with no changes to the slope of the yield curve, (ii) the effect of negative interest rates, (iii) no changes in MBS spreads, and (iv) no changes to the investment or hedge portfolio. Excludes mortgage credit investments. Agency MBS Portfolio Net Duration Gap as of June 30, 2020 Interest Rate Sensitivity as of June 30, 2020 (3) Book Value Sensitivity to Interest Rates

Agency MBS spread sensitivity is derived from The Yield Book, a third-party model. Actual results could differ significantly from these estimates. The estimated change in book value reflects an assumed spread weighted average duration of 4.4 years, which is a model-based assumption that is dependent upon the size and composition of our portfolio as well as economic conditions present as of June 30, 2020. The agency MBS spread sensitivity is based on assumptions resulting in certain limitations, including (i) no changes in interest rates, and (ii) no changes to the investment or hedge portfolio. Agency MBS Spread Sensitivity as of June 30, 2020 (1) Historical Agency MBS to U.S. Treasury Yield Spread 107 bps 133 bps Book Value Sensitivity to Agency MBS Spreads 3/31 – 113 bps 6/30 – 91 bps 7/28 – 81 bps 3/31 – 127 bps 6/30 – 109 bps 7/28 – 97 bps